Vision Growth and Income Fund
(A PORTFOLIO OF VISION GROUP OF FUNDS, INC.)

SUPPLEMENT TO THE PROSPECTUS DATED JUNE 30, 1996
The Board of Directors of the Vision Group of Funds, Inc. (the `Corporation''), acting on behalf of Vision Growth and Income Fund (the `Fund''), terminated the Fund's sub-advisory contract with Harbor Capital Management Company, Inc. (`Harbor''), effective January 31, 1997. Manufacturers and Traders Trust Company (`M&T Bank''), the Fund's investment adviser, assumed all daily portfolio management responsibilities previously delegated to Harbor, effective January 1, 1997.
Accordingly, please remove all references to Harbor as sub-adviser in your prospectus.
Also, effective January 1, 1997, John F. Moore became the Fund's portfolio manager, and replaced Alan S. Fields and William S. Peck. Mr. Moore joined M&T Bank in October, 1995 as Senior Vice President and Chief Investment Officer. His 18 years of investment experience includes five years with Value Line Asset Management, New York where he most recently was the Director of Asset Management and Senior Portfolio Manager. Mr. Moore obtained his B.A. and M.B.A. from the University of North Carolina.

                                                            January 1, 1997
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Federated Securities Corp. is the distributor of the Fund
and is a subsidiary of Federated Investors.

Cusip 92830F604
G00996-02 (1/97)